UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12600 Deerfield Parkway, Suite 100

Alpharetta, Georgia 30004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Preferred Stock Purchase Rights	INSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K of Inseego Corp. that initially was filed on October 25, 2021 is being filed (i) to correct a typographical error in Item 5.02; (ii) to add Item 9.01, noting the filing of exhibits; and (iii) to include exhibits with this Amendment No.1.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

The Board of Directors of Inseego Corp. (the “Company”) has appointed Robert G. Barbieri as Chief Financial Officer of the Company, effective October 25, 2021.

Mr. Barbieri, age 65, has been serving as the Company’s interim Chief Financial Officer since April 2021, and has been a Partner with TechCXO, LLC, a professional services firm that provides experienced, C-Suite professionals to deliver strategic and functional consulting services (“TechCXO”), since 2019. Before joining TechCXO, Mr. Barbieri led his own firm, CxO Advisory Services, which provided similar strategic and functional consulting services, from 2010 to 2019. Mr. Barbieri has more than 30 years of experience as a senior executive, strategic partner, and management advisor. Mr. Barbieri has served in senior financial leadership positions with a number of companies, including Chief Financial Officer at ABILITY Network, Inc., a leading healthcare technology company; Chief Financial Officer at Converge One, a leader in telecommunication technology; Executive Vice President and Chief Financial Officer at TriZetto, a a publicly traded healthcare IT company; Chief Financial Officer at Textura, a cloud collaboration company; Chief Financial Officer at Apogee Enterprises, a publicly traded glass and coatings technologies company; Chief Financial and Performance Officer at Lawson Software, Inc., a publicly traded international technology, software and e-commerce solution company; and a senior executive with Air Products, a global manufacturing and services company. Mr. Barbieri is a Certified Management Accountant and holds both a B.S. in Business Administration and Accounting and an M.B.A. in Financial Management from Drexel University.

Effective October 25, 2021, the Company’s Board of Directors also designated Mr. Barbieri as the Company’s “principal financial officer” for purposes of disclosures under the federal securities laws.

There are no arrangements or understandings between Mr. Barbieri and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Barbieri and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Offer Letter with Robert Barbieri

The Company entered into an offer letter with Mr. Barbieri (the “Offer Letter”) setting forth the terms of his employment as the Company’s Chief Financial Officer. The Offer Letter is attached hereto as Exhibit 10.1.

Salary and Bonus. The Offer Letter provides for an annual base salary of $400,000. Mr. Barbieri will be eligible to participate in the Company’s annual cash bonus program with an annual target bonus equal to 50% of his base salary. Mr. Barbieri will be eligible to participate in other benefit programs that the Company establishes and makes available to its employees from time to time, to the same extent available to similarly situated employees of the Company.

Term and Termination. The Offer Letter has no specific term and is subject to termination by either the Company or Mr. Barbieri at any time with or without cause.

Stock Options. Pursuant to the Offer Letter, as an inducement to accepting the appointment as the Company’s new Chief Financial Officer, Mr. Barbieri received a one-time stock option award to purchase 375,000 shares of common stock, with an exercise price equal to the closing trading price of the Company’s common stock on October 25, 2021 (the “Inducement Options”). The Inducement Options vest according to the following schedule: one-fourth of the Inducement Options shall vest on October 25, 2022 and the remaining Inducement Options vest ratably each month thereafter for a period of 36 months. The Inducement Options were issued as an employment inducement award in accordance with NASDAQ Listing Rule 5635(c)(4). The form of agreement for the Inducement Options is attached hereto as Exhibit 10.2 and incorporated by reference herein.

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Change in Control Agreement.

The Company will enter into a Change in Control and Severance Agreement (the “Severance Agreement”) with Mr. Barbieri which provides that in the event of a Covered Termination during a Change in Control Period or in Contemplation of a Change in Control that actually occurs (each as defined in the Severance Agreement), Mr. Barbieri will, subject to certain conditions including the execution of a general release, be entitled to receive severance in an amount equal to the sum of 18 months of his then-current annual base salary, plus an amount equal to 12 months of his then-current annual target bonus opportunity. In addition, all of Mr. Barbieri’s outstanding equity awards will automatically become vested and, if applicable, exercisable, and Mr. Barbieri and his covered dependents will be entitled to certain healthcare benefits for a period of up to 18 months.

In the event of a Covered Termination other than during a Change in Control Period, Mr. Barbieri will, subject to certain conditions including the execution of a general release, be entitled to receive severance in an amount equal to the sum of 6 months of his then-current annual base salary, plus a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals. In addition, Mr. Barbieri’s outstanding equity awards will become vested and, if applicable, exercisable with respect to that number of shares of Company common stock that would have vested had Mr. Barbieri continued employment with the Company for six months following the date of termination, and Mr. Barbieri and his covered dependents will be entitled to certain healthcare benefits for a period of up to 9 months.

The Severance Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Indemnification Agreement

The Company and Mr. Barbieri will enter into the Company’s standard form of indemnification agreement.  The agreement requires the Company, among other things, to indemnify Mr. Barbieri against liabilities that may arise by reason of his service to the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Offer Letter between Inseego Corp. and Robert G. Barbieri.
10.2	Form of Inducement Stock Option Agreement, by and between Inseego Corp. and Robert G. Barbieri.
10.3	Change in Control Agreement dated October 25, 2021 between Inseego Corp. and Robert G. Barbieri.
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: October 25, 2021	By:	/s/ Kurt E. Scheuerman
Name: Kurt E. Scheuerman
Title: Senior Vice President and General Counsel

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